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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of earliest event reported) August 16, 2000 (August 10,
2000)


                           NATURAL HEALTH TRENDS CORP.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)


        Florida                        0-25238                 59-2705336
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation or organization)                               Identification No.)

              2161 Hutton Drive, Suite 126, Carrollton, Texas 75006
            ---------------------------------------------------------
             (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (972) 241-4251
                                                           --------------


          380 Lashley Street, P. O. Box 6128, Longmont, Colorado 80502
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 6. Resignations of Registrant's Directors.


         On August 10, 2000, Martin C. Licht, a director of Natural Health Trends Corp., resigned as a member of the Board of Directors.



C.       Exhibits

Exhibit No.                Description

17.1              Letter re director resignation


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 16, 2000



                                                     NATURAL HEALTH TRENDS CORP.
                                                           (Registrant)



                                                  By:/s/ Mark Woodburn
                                                     -----------------
                                                         Mark Woodburn
                                                         Chief Financial Officer